--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR

--------------------------------------------------------------------------------

DEAR SHAREHOLDER:                                                  July 21, 1997

We welcome this opportunity to provide you with information about Hyperion 1997 Term Trust, Inc. (the 'Trust') for its annual period ended May 31, 1997 and to share our outlook for the Trust's current fiscal year. The Trust's shares are traded on the New York Stock Exchange ('NYSE') under the symbol 'HTA'.

DESCRIPTION OF THE TRUST

The Trust is a closed-end investment company with a scheduled termination date of November 30, 1997. As we reported in the May 31, 1996 annual report, the Trust's investment advisor, Hyperion Capital Management, Inc. (the 'Advisor'), has determined that the amount of portfolio risk required during the remaining term of the Trust to attempt to attain the $10.00 per share terminal date objective, was inappropriate for the Trust and its shareholders. The Trust's portfolio is now invested primarily in U.S. Treasury securities that mature near the Trust's scheduled termination date; however, with this portfolio composition, the Trust will not achieve its objective to return $10.00 per share by that time. As a result of the Trust's restructuring and the reduced profile of the Trust's investment activities, the Advisor voluntarily agreed to reduce its investment advisory fee by sixty percent, from 50 basis points (.50%) per annum to 20 basis points (.20%) per annum, an effective 30 basis point reduction per annum.

In addition to these changes, we are continuing to explore opportunities that might improve shareholder value and/or the market price of the Trust's shares. We will keep you informed as appropriate. Implementation of some of these opportunities may require shareholder approval. There can be no assurances that any such opportunities will be consummated.

MARKET ENVIRONMENT

The economic growth in the second quarter has slowed from the torrid first quarter pace, leaving intact expectations for low inflation and a steady Federal Reserve interest-rate policy in the third and fourth quarters of 1997.

Over the long term, our outlook for the fixed income market continues to include lower interest rates. Positive fundamentals, such as a reduction in fiscal spending, a decline in global inflationary pressures, increasing productivity, technological advancements and higher savings and investment rates due to the aging of the 'baby boomer' segment of the population are major factors that should result in a decline in interest rates. The fixed income markets usually do reasonably well under these conditions.

PORTFOLIO STRATEGY AND PERFORMANCE


As the Trust approaches its expected termination date, the Advisor will continue to invest excess cash flow in shorter maturity securities that closely match the Trust's targeted termination date. Currently, over 96% of the portfolio is invested in very liquid U.S. Treasury and Agency Obligations.

Over the last year, the Trust has continued to purchase outstanding shares of the Trust in the open market with the primary objective of attempting to reduce the discount on the share purchase price relative to the Trust's Net Asset Value ('NAV') by retiring shares of the fund. The benefit of the discount

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR  (CONTINUED)

--------------------------------------------------------------------------------

captured goes directly to existing shareholders. The Trust was authorized to purchase up to 25% of the outstanding shares and has repurchased and retired 3,642,500 shares since inception through and including May 31, 1997 capturing $0.0155 in additional NAV per share or $884,400 in an actual dollar amount for shareholders.

The Trust's total return for the six and twelve month periods ending May 31, 1997 were 2.21% and 6.88%, respectively. Total investment return is computed based upon the change in NAV of the Trust's shares and includes reinvestment of dividends. The current monthly dividend the Trust pays its shareholders is $0.03333 per share. The current yield of 5.61% on shares of the Trust is based on the NYSE closing price of $7.125 on May 30, 1997.

The chart that follows shows the allocation of the Trust's holdings by asset category on May 31, 1997.

                         HYPERION 1997 TERM TRUST, INC.
                  PORTFOLIO OF INVESTMENTS AS OF MAY 31, 1997*

           U.S. Government Agency Pass-Through Certificates     2.70%
           Collateralized Mortgage Obligation                   0.90%
           Asset-Backed Security                                0.50%
           Municipal Zero Coupon Security                       0.20%
           U.S. Treasury & Agency Obligations                  95.60%
           Repurchase Agreement                                 0.10%

* As a percentage of total investments.

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR  (CONCLUDED)


--------------------------------------------------------------------------------

CONCLUSION

We appreciate the opportunity to serve your investment needs and we thank you for your continued support. As always, we welcome your questions and comments and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

Sincerely,





KENNETH C. WEISS
Chairman,
Hyperion 1997 Term Trust, Inc.
President and Chief Executive Officer,
Hyperion Capital Management, Inc.





CLIFFORD E. LAI
President,
Hyperion 1997 Term Trust, Inc.
Managing Director and Chief Investment Officer,
Hyperion Capital Management, Inc.

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS

May 31, 1997
                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS--140.7%
U.S. GOVERNMENT AGENCY PASS-THROUGH CERTIFICATES--3.8%
Federal National Mortgage
  Association
                               7.00%     10/01/01       $  15,341  $ 15,364,999

                              10.00      02/01/25             526       574,662
                                                                   ------------

TOTAL U.S. GOVERNMENT AGENCY PASS-THROUGH CERTIFICATES
  (Cost - $15,210,623)                                               15,939,661
                                                                   ------------
U.S. TREASURY & AGENCY OBLIGATIONS--136.9%
Federal Farm Credit Bank
  Debenture                    5.90      12/03/97          35,000    35,013,672
                                                                   ------------
U.S. Treasury Notes            5.00      01/31/98         113,000@  112,399,744
                               5.13      02/28/98          45,000    44,760,960
                               5.25      12/31/97          75,000    74,835,975
                               5.38      11/30/97          73,500    73,408,125
                               6.38      05/15/99           6,250     6,265,625
                               7.25      02/15/98         100,000@  100,953,100
                               7.38      11/15/97         121,000   121,888,624
                                                                   ------------
                                                                    534,512,153
                                                                   ------------
TOTAL U.S. TREASURY & AGENCY OBLIGATIONS
  (Cost - $568,274,861)                                             569,525,825
                                                                   ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost - $583,485,484)                                             585,465,486
                                                                   ------------
-------------------------------------------------------------------------------

ASSET-BACKED SECURITY--0.7%
MBNA Master Credit Card
  Trust
  Series 1992-1, Class A
  (Cost - $2,976,367)          7.25      06/15/99           2,917     2,919,630
                                                                   ------------
-------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATION (REMIC)--1.4%
Residential Funding
  Mortgage Securities I,
  Inc.
  Series 1996-S7, Class
  A12
  (Cost - $5,861,178)          7.00      03/25/26           6,033     5,748,025
                                                                   ------------

-------------------------------------------------------------------------------

MUNICIPAL ZERO COUPON SECURITY--0.2%
KENTUCKY
Owensboro Kentucky,
  Electric Light & Power
  Series B, Revenue Bond,
  AMBAC
  (Cost - $975,461)              (a)     01/01/98           1,000       976,493
                                                                   ------------

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONCLUDED)

May 31, 1997
                                                        Principal     Market
                                                         Amount       Value
                                                         (000s)      (Note 2)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.2%
Dated 5/30/97 with State Street Bank and Trust
  Company, 5.15%, due 6/2/97; proceeds: $630,270;
  collateralized by $530,000 U.S. Treasury Note,
  9.00%, due 11/15/18, value: $644,155
  (Cost - $630,000)                                     $     630  $    630,000
                                                                   ------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--143.2%
  (Cost - $593,928,490)                                            $595,739,634

LIABILITIES IN EXCESS OF OTHER ASSETS--(43.2%)                     (179,614,242)
                                                                   ------------

NET ASSETS--100.0%                                                 $416,125,392
                                                                   ------------
                                                                   ------------
-------------------------------------------------------------------------------

     @ Portion of or entire principal amount delivered as collateral for reverse repurchase agreements. (Note 5)

 REMIC  Real Estate Mortgage Investment Conduit
 AMBAC  American Municipal Bond Assurance Corporation
   (a)  Zero Coupon Bonds
------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
STATEMENT OF ASSETS AND LIABILITIES
May 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost $593,928,490) (Note 2)..............................................   $595,739,634
Cash............................................................................................          2,231
Interest receivable.............................................................................      9,832,253
Prepaid expenses................................................................................        157,161
Deferred organization expenses (Note 2).........................................................          7,104
                                                                                                   ------------
          Total assets..........................................................................    605,738,383
                                                                                                   ------------

LIABILITIES:
Reverse repurchase agreements (Note 5)..........................................................    188,885,000
Interest payable (Note 5).......................................................................        507,207
Accrued expenses and other liabilities..........................................................         98,773
Investment advisory fee payable (Note 3)........................................................         70,604
Administration fee payable (Note 3).............................................................         51,407
Contingencies (Notes 8 and 9)...................................................................
                                                                                                   ------------
          Total liabilities.....................................................................    189,612,991
                                                                                                   ------------

NET ASSETS (equivalent to $7.30 per share based on
  56,968,027 shares outstanding)................................................................   $416,125,392
                                                                                                   ------------
                                                                                                   ------------

COMPOSITION OF NET ASSETS:
Capital stock, at par (Note 6)..................................................................   $    569,680
Additional paid-in capital (Note 2).............................................................    548,573,832
Undistributed net investment income (Note 2)....................................................     11,989,445
Accumulated net realized losses.................................................................   (146,818,709)
Net unrealized appreciation.....................................................................      1,811,144
                                                                                                   ------------
Net assets applicable to capital stock outstanding..............................................   $416,125,392
                                                                                                   ------------
                                                                                                   ------------


------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
STATEMENT OF OPERATIONS
For the Year Ended May 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (Note 2):
  Interest.......................................................   $ 38,077,491
                                                                    ------------
EXPENSES:
  Investment advisory fee (Note 3)...............................      1,003,190
  Legal..........................................................        776,522
  Administration fee (Note 3)....................................        595,790
  Insurance......................................................        245,308
  Reports to shareholders........................................        118,732
  Custodian......................................................         87,354
  Audit and tax services.........................................         75,900
  Directors' fees................................................         51,000
  Transfer agency................................................         39,354
  Registration...................................................         21,064
  Amortization of organization expenses (Note 2).................         17,620
  Miscellaneous..................................................         40,118
                                                                    ------------
     Total operating expenses....................................      3,071,952
          Interest expense (Note 5)..............................      9,773,717
                                                                    ------------
     Total expenses..............................................     12,845,669
                                                                    ------------
  Net investment income..........................................     25,231,822
                                                                    ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENT AND
  FUTURES TRANSACTIONS (Note 2):
Net realized losses on:
  Investment transactions........................................     (5,064,568)
  Futures transactions...........................................         (8,000)
                                                                    ------------
                                                                      (5,072,568)
                                                                    ------------
Net change in unrealized appreciation on investments.............      7,001,509
                                                                    ------------
Net realized and unrealized gain on investment and futures
  transactions...................................................      1,928,941
                                                                    ------------
Net increase in net assets resulting from operations.............   $ 27,160,763

                                                                    ------------
                                                                    ------------

------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                     For the Year    For the Year
                                                        Ended           Ended
                                                     May 31, 1997    May 31, 1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS:
  Net investment income...........................    $25,231,822     $31,712,136
  Net realized loss on investment, short sale,
     futures and
     written option transactions..................     (5,072,568)    (51,018,325)
  Net change in unrealized appreciation
     (depreciation) on investment and futures
     transactions.................................      7,001,509     (13,640,434)
                                                     ------------    ------------
  Net increase (decrease) in net assets resulting
     from operations..............................     27,160,763     (32,946,623)
                                                     ------------    ------------

DIVIDENDS TO SHAREHOLDERS (Note 2):
  Net investment income...........................    (23,998,700)    (29,139,632)
                                                     ------------    ------------

CAPITAL STOCK TRANSACTIONS (Note 6):
  Cost of Trust shares repurchased and retired....    (25,239,535)             --
                                                     ------------    ------------
          Total decrease in net assets............    (22,077,472)    (62,086,255)

NET ASSETS:
  Beginning of year...............................    438,202,864     500,289,119
                                                     ------------    ------------
  End of year (including undistributed net
     investment income of $11,989,445 and
     $10,756,323, respectively)...................   $416,125,392    $438,202,864
                                                     ------------    ------------
                                                     ------------    ------------

------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
STATEMENT OF CASH FLOWS
For the Year Ended May 31, 1997
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH:
Cash flows provided by operating activities:
  Interest received (excluding net accretion of $2,007,446)....   $  30,006,566
  Interest expense paid........................................      (9,332,425)
  Operating expenses paid......................................      (3,200,264)
  Purchase of short-term portfolio investments, including
     options, net..............................................         (83,500)
  Purchase of long-term portfolio investments..................    (439,663,555)
  Proceeds from disposition of long-term portfolio investments
     and
     principal paydowns........................................     477,421,084
  Net cash used for futures transactions.......................          (8,000)
                                                                  -------------
  Net cash provided by operating activities....................      55,139,906
                                                                  -------------
Cash flows used for financing activities:
  Net cash used for reverse repurchase agreements..............      (6,013,000)
  Cash used to repurchase and retire Trust shares..............     (25,239,535)
  Cash dividends paid..........................................     (23,998,700)
                                                                  -------------
  Net cash used for financing activities.......................     (55,251,235)
                                                                  -------------
Net decrease in cash...........................................        (111,329)
Cash at beginning of year......................................         113,560
                                                                  -------------
Cash at end of year............................................   $       2,231
                                                                  -------------
                                                                  -------------
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO
  NET CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations...........   $  27,160,763
                                                                  -------------
  Decrease in investments......................................       7,712,397
  Increase in net unrealized appreciation on investments.......      (7,001,509)
  Increase in interest receivable..............................      (6,063,479)
  Decrease in other assets.....................................      33,026,406
  Increase in accrued expenses and other liabilities...........         305,328
                                                                  -------------

          Total adjustments....................................      27,979,143
                                                                  -------------
Net cash provided by operating activities......................   $  55,139,906
                                                                  -------------
                                                                  -------------

------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
FINANCIAL HIGHLIGHTS

                                                                                                             For the Period
                                            For the Year    For the Year    For the Year    For the Year    November 2, 1992*
                                               Ended           Ended           Ended           Ended             through
                                            May 31, 1997    May 31, 1996    May 31, 1995    May 31, 1994      May 31, 1993
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....     $   7.24        $   8.26        $   8.11        $   9.05          $    9.48**
                                            ------------    ------------    ------------    ------------    -----------------
Net investment income....................         0.45            0.52            0.62            0.65               0.43
Net effect of shares repurchased.........         0.01              --              --              --                 --
Net realized and unrealized gains
  (losses) on investment, short sale,
  futures and written option
  transactions...........................         0.01           (1.06)           0.11           (0.96)             (0.51)
                                            ------------    ------------    ------------    ------------    -----------------
Net increase (decrease) in net asset
  value resulting from operations........         0.47           (0.54)           0.73           (0.31)             (0.08)
                                            ------------    ------------    ------------    ------------    -----------------
Dividends from net investment
  income.................................        (0.41)          (0.48)          (0.58)          (0.63)             (0.35)
                                            ------------    ------------    ------------    ------------    -----------------
Net asset value, end of period...........     $   7.30        $   7.24        $   8.26        $   8.11          $    9.05
                                            ------------    ------------    ------------    ------------    -----------------
                                            ------------    ------------    ------------    ------------    -----------------
Market price, end of period..............     $  7.125        $  6.875        $   8.00        $  7.375          $    9.50
                                            ------------    ------------    ------------    ------------    -----------------
                                            ------------    ------------    ------------    ------------    -----------------
TOTAL INVESTMENT RETURN+.................         9.74%          (8.31)%         16.98%         (16.22)%            (3.59)%(1)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTARY DATA:
Net assets, end of period (000s).........     $416,125        $438,203        $500,289        $491,303          $ 548,268
Total operating expenses.................         0.73%           0.95%           0.86%           0.76%              0.79%(2)
Interest expense.........................         2.31%           2.39%           2.31%           1.41%              1.57%(2)

Net investment income....................         5.96%           6.63%           7.71%           7.61%              7.99%(2)
Portfolio turnover rate..................          126%            382%            518%            580%               207%

------------------
*     Commencement of investment operations.
**    Net of offering costs of $0.02.
+ Total investment return is computed based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of sales loads or brokerage commissions.
(1)   Not Annualized.
(2)   Annualized.

------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS
May 31, 1997
--------------------------------------------------------------------------------

1. THE TRUST:

Hyperion 1997 Term Trust, Inc. (the 'Trust'), which was incorporated under the laws of the State of Maryland on July 29, 1992, is registered under the Investment Company Act of 1940 (the '1940 Act') as a diversified, closed-end management investment company. The Trust had no transactions until October 20, 1992, when it sold 10,527 shares of common stock for $100,007 to Hyperion Capital Management, Inc. (the 'Advisor'). The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 1997 and thereafter to terminate.

In light of the Trust's scheduled termination date of November 30, 1997, the Trust's Advisor determined on June 14, 1996 that the amount of portfolio risk required during the remaining term of the Trust to attain the $10.00 per share terminal date objective would, in its view, be inappropriate for the Trust and its shareholders. Accordingly, the Trust portfolio is now invested primarily in U.S. Treasury securities that mature near the Trust's scheduled termination date but will not enable the Trust to achieve its objective to return $10.00 per share by that time.

2. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, Trust securities are valued based upon the current bid price for long positions, and the current ask price for short positions. The Trust values mortgage-backed securities ('MBS') and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by 'marking-to-market' on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to adjust the portfolio for fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

Options Written or Purchased: The Trust may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal

--------------------------------------------------------------------------------

HYPERION 1997 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
May 31, 1997
--------------------------------------------------------------------------------

to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust will only write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Short Sales: The Trust may make short sales of securities as a method of hedging potential declines in similar securities owned. When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Trust's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

To reflect reclassification arising from permanent book/tax differences for the year ended May 31, 1996, $31,248 was reclassified from additional paid-in capital to undistributed net investment income.

Deferred Organization Expenses: A total of $72,575 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

Cash Flow Information: The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
May 31, 1997
--------------------------------------------------------------------------------

presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as 'Cash' in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.


3. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS:

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. Prior to July 15, 1996, the Trust paid a monthly investment advisory fee at an annual rate of .50% of the Trust's average weekly net assets. On July 16, 1996, the Advisor agreed to immediately reduce its investment advisory fee from 50 basis points (.50%) per annum to 20 basis points (.20%) per annum, an effective 30 basis points reduction per annum. For the year ended May 31, 1997, the Advisor earned $1,003,190 in Investment Advisory Fees.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the 'Administrator'). The Administrator performs administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. For the year ended May 31, 1997, the Administrator earned $595,790 in Administration Fees.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor.

4. PURCHASES AND SALES OF INVESTMENTS:

Sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the year ended May 31, 1997 amounted to $328,824,049. There were no purchases of investments other than short-term and U.S. Government securities. Purchases and sales of U.S. Government securities, for the year ended May 31, 1997 were $439,663,555 and $105,094,879, respectively. For purposes of this footnote, U.S. Government securities include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation, the Federal Farm Credit Bank and the Government National Mortgage Association.

The federal income tax basis of the Trust's investments at May 31, 1997 was $593,928,490 which was substantially the same for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $1,811,144 (gross unrealized appreciation--$2,090,357, gross unrealized depreciation--$279,213). At May 31, 1997, the Trust had a capital loss carryforward of $146,771,089, of which $87,384,493 expires in 2002, $8,086,789 expires in 2003, $46,274,859 expires in 2004 and $5,024,948 expires in 2005, available to offset any future capital gains. However, if the Trust terminates as expected in 1997, the capital loss carryforward must be utilized by 1997 in order for shareholders to realize a benefit.

5. BORROWINGS:


The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
May 31, 1997
--------------------------------------------------------------------------------

reverse repurchase agreement it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At May 31, 1997, the Trust had the following reverse repurchase agreements outstanding:

                                         MATURITY IN
                                       ZERO TO 30 DAYS
                                       ---------------
Maturity Amount.....................    $ 189,651,217
                                       ---------------
Market Value of Assets Sold Under
  Agreements........................    $ 186,481,425
                                       ---------------
Weighted Average Interest Rate......            5.54%
                                       ---------------

The average daily balance of reverse repurchase agreements outstanding during the year ended May 31, 1997, was approximately $180,312,864 at a weighted average interest rate of 5.42%. The maximum amount of reverse repurchase agreements outstanding at any time during the year was $219,769,875 as of June 13, 1996, which was 33.3% of total assets.


6. CAPITAL STOCK:

There are 100 million shares of $0.01 par value common stock authorized. Of the 56,968,027 shares outstanding at May 31, 1997, the Advisor owned 10,527 shares.

The Trust is continuing its stock repurchase program. On July 16, 1996, the Board of Directors authorized the Trust to purchase and retire up to 25% (changed from 15%) of its then outstanding common shares, or approximately 15.1 million (changed from 9.1 million) of the Trust's shares, in the open market. The purchase price may not exceed the then-current net asset value.

During the year ended May 31, 1997, the Trust repurchased 3,587,200 shares of its outstanding common stock at a cost of $25,239,535 and at an average discount of 3.61% from its net asset value per share. During the year ended May 31, 1996, the Trust did not repurchase any shares of its outstanding common stock. All shares repurchased have been retired.

7. FINANCIAL INSTRUMENTS:

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

During the period, the Trust had segregated sufficient cash and/or securities to cover any commitments under these contracts.

The Trust had no written option activity for the year ended May 31, 1997.

There were no open futures contracts at May 31, 1997.

8. LITIGATION:

During the months of October and November 1993, purported class action lawsuits were instituted against the Trust and its directors, officers and underwriters by certain shareholders of the Trust in the United States District Court, Southern District of New York. The plaintiffs in those actions generally alleged that the defendants made inadequate and misleading disclosure in the registration statement and prospectus for the Trust, in particular, as such disclosure relates to the nature and risks of 'interest-only mortgage strip

--------------------------------------------------------------------------------

HYPERION 1997 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
May 31, 1997
--------------------------------------------------------------------------------

securities' and the Trust's investments in those instruments. A Pre-Trial Order of Consolidation dated December 27, 1993 consolidated these and other actions under the consolidated caption In re: Hyperion Securities Litigation Master File No. 93-CIV-7179 (MBM). Pursuant to the terms of the Order of Consolidation, one consolidated amended complaint was served upon the Trust and the other defendants which superseded all other complaints previously filed. The Advisor was added as a defendant in that complaint. On April 8, 1994, the defendants moved to dismiss the consolidated complaint. Pursuant to an order dated October 3, 1994, the Court stayed all discovery in the Action except for certain limited document discovery. In November 1994, while the motion to dismiss was still pending, plaintiffs filed a second consolidated amended complaint which superseded the first amended complaint. The allegations in the second consolidated amended complaint relate to the accuracy of the defendants' representations to investors about the Trust's investment objectives, and level and adequacy of the disclosure in the prospectus for the Trust used in connection with its initial public offering. Defendants moved to dismiss the second consolidated amended complaint in December 1994. Judge Michael B. Mukasey issued an opinion and order dated July 12, 1995 dismissing the second consolidated amended complaint without leave to replead. The plaintiffs filed a motion to reargue on July 27, 1995 and Judge Mukasey denied the motion to reargue on September 6, 1995. Plaintiffs filed a notice of appeal to the U.S. Court of Appeals for the Second Circuit on August 17, 1995. On October 15, 1996, a three judge panel of the Court of Appeals for the Second Circuit in a two to one vote affirmed Judge Michael B. Mukasey's July 12, 1995 opinion and order dismissing with prejudice plaintiffs' second consolidated amended complaint for failure to identify any misrepresentations or misleading omissions in the registration statement and prospectus for the Trust. Appellants filed a petition for rehearing and suggestion for rehearing in banc by the entire appellate court on October 29, 1996. On January 7, 1997, the appellate court denied the appellants' petition for rehearing in banc. On April 7, 1997, plaintiffs filed a petition for a writ of certiorari in the Supreme Court of the United States. On May 8, 1997, the defendants filed briefs in opposition to the petition for a writ of certiorari in the Supreme Court of the United States. Please refer to
Note 9 for further information.

The Trust, its directors, certain of its officers and underwriters and the Advisor have been named as defendants in Moelis v. Hyperion 1997, et al (hereafter referred to as 'Moelis'), a purported class action originally filed on May 6, 1994 and amended shortly thereafter in the United States District Court, Southern District of New York, Index No. 94-CIV-3328 (MBM). The claims in the Moelis complaint allege, inter alia, (i) that the prospectus and several post-issuance reports and public statements were misleading by not disclosing all of the risks involved in the Trust's investments in certain mortgage-backed securities including 'interest-only strips', and (ii) that the Trust would invest or had invested in U.S. Treasury Note commodity futures contracts in violation of the Trust's investment objectives. The Moelis complaint also alleges that it was false and misleading for the prospectus to state that 'under current market conditions, the Trust does not intend to engage in any futures, options or interest rate hedging transactions'. Plaintiff agreed that the defendants need not respond to any of the claims in the Moelis complaint pending the District Court's disposition of the motion to dismiss In re: Hyperion Securities Litigation. Subsequent to the court's dismissal of the second consolidated amended complaint In re: Hyperion Securities Litigation, plaintiff sought leave to file a second amended complaint. Leave to do so was granted orally by the Court on October 23, 1995, and the second amended complaint was served on February 6, 1997. On April 4, 1997, defendants filed a motion to dismiss the second amended complaint. The ultimate outcome of the Moelis litigation is not presently determinable.

The Trust, certain of its directors, and the Advisor have been named as defendants in Karpus v. Hyperion Capital Management, Inc., et al, a purported class action brought on behalf of Trust's shareholders that was filed in the United States District Court, Southern District of New York on June 21, 1996 (File No. 96-CIV-4671). Plaintiff's original complaint was dismissed by the District Court on November 15, 1996 with leave to replead. The amended complaint alleges (as did the original) that the Trust failed to adhere to a fundamental policy set forth in the registration statement by failing to continue to reduce the sensitivity to

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
May 31, 1997
--------------------------------------------------------------------------------

changes in interest rates of the Trust portfolio beginning in mid-1995, that this failure was reckless behavior on the part of the defendants, and that these actions constitute a violation of the 1940 Act and are also breaches of fiduciary duty and trust. The amended complaint seeks unspecified monetary damages, an accounting and other relief. The amended complaint adds the allegation that the statement in the registration statement regarding the reduction of sensitivity to changes in interest rates was 'an untrue statement of material fact,' and a violation of the 1940 Act. On April 2, 1997, Judge Shira A. Scheindlin of the District Court dismissed with prejudice the amended complaint. Plaintiff failed to file an appeal within the time permitted for such filing.

Pursuant to the Underwriting Agreement between the Trust and its underwriters, the Trust and the Advisor have jointly and severally agreed to indemnify the underwriters for their liabilities, losses and costs directly related to certain contents of the prospectus and registration statement of the Trust. The underwriters have provided notification to the Trust and the Advisor that they intend to exercise their rights of indemnification in the event that they are subject to liabilities, costs or losses that are covered by the indemnity. In addition, pursuant to the Investment Advisory Agreement between the Trust and the Advisor, the Advisor is indemnified for all of its liabilities, losses and costs in connection with any matter involving the Trust, except for actions relating to the gross negligence, willful malfeasance or fraud of the Advisor. In addition, the Trust's Articles of Incorporation provide for the indemnification of its Directors. The Trust's Directors and Advisor have also notified the Trust of their intention to seek indemnification. The Trust has incurred litigation expenses for the year ended May 31, 1997 to the indemnified parties noted above, based upon amounts which are deemed reimbursable in accordance with the indemnification provisions. Pursuant to these indemnification provisions, the Trust reimbursed $749,795 of litigation expenses to the Advisor during the year ended May 31, 1997. This amount was previously advanced by the Advisor on behalf of the Trust, its directors, certain of its officers and underwriters. The Trust has included these amounts in legal fees.

9. SUBSEQUENT EVENTS:

The Trust's Board of Directors declared the following regular monthly dividends:

DIVIDEND       RECORD      PAYABLE
PER SHARE       DATE         DATE
---------     --------     --------
$0.03333      06/16/97     06/26/97
$0.03333      07/21/97     07/31/97

On June 9, 1997, the Supreme Court of the United States denied the petition for a writ of certiorari in Hyperion Securities Litigation, (under the name Marilyn Okley, et al v. Hyperion 1999 Term Trust, Inc., et al), and no further appeals are possible. Please refer to Note 8 for further information.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
HYPERION 1997 TERM TRUST, INC.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Hyperion 1997 Term Trust, Inc. (the 'Trust') at May 31, 1997, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the four years in the period then ended and for the period November 2, 1992 (commencement of operations) through May 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at May 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

As described in Note 8 and Note 9 to the financial statements, the Trust is one of several defendants in litigation. The ultimate outcome of the litigation cannot be determined at present. No provision for any liability that may result upon resolution of the matter has been made in the accompanying financial statements.

As described in Note 1 to the financial statements, the Trust expects to distribute substantially all of its net assets on or shortly before November 30, 1997 and thereafter to terminate. The distribution and termination may require shareholder approval.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
July 17, 1997

--------------------------------------------------------------------------------
                          TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (May 31, 1997) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 74.91% of the Trust's distributions during the fiscal year ended May 31, 1997 were earned from U.S. Treasury obligations. None of the Trust's distributions qualify for the dividends received deduction available to corporate shareholders.

A notification sent to shareholders with respect to calendar 1996, which reflected the amounts to be used by calendar year taxpayers on their federal, state and local income tax returns, was made in conjunction with Form 1099-DIV and was mailed in January 1997. Because the Trust's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1997. The second notification, which will reflect the amounts to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1998. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Trust.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPERION 1997 TERM TRUST, INC.
SELECTED QUARTERLY FINANCIAL DATA
(unaudited)
--------------------------------------------------------------------------------

                                                                            NET REALIZED AND
                                                                            UNREALIZED GAINS
                                                                              (LOSSES) ON                    NET INCREASE
                                                                        INVESTMENT, SHORT SALE,            (DECREASE) IN NET
                                              NET INVESTMENT              FUTURES AND WRITTEN              ASSETS RESULTING
                                                  INCOME                  OPTION TRANSACTIONS               FROM OPERATIONS
                            TOTAL        -------------------------     --------------------------     ---------------------------
QUARTERLY PERIOD           INCOME          AMOUNT        PER SHARE        AMOUNT        PER SHARE        AMOUNT        PER SHARE*
-----------------------------------------------------------------------------------------------------------------
November 2, 1992**
 to November 30,
 1992................    $ 2,584,661     $ 2,159,309       $0.04       $  1,146,808      $  0.02      $  3,306,117       $ 0.06
December 1, 1992
 to February 28,
 1993................     14,779,207      11,246,030        0.19        (15,734,330)       (0.26)       (4,488,300)       (0.07)
March 1, 1993
 to May 31, 1993.....     15,992,379      12,345,333        0.20        (16,386,657)       (0.27)       (4,041,324)       (0.07)
June 1, 1993
 to August 31,
 1993................     14,588,765      11,384,530        0.19        (11,342,823)       (0.19)           41,707         0.00
September 1, 1993
 to November 30,
 1993................     10,820,856       8,232,873        0.14        (24,209,878)       (0.40)      (15,977,005)       (0.26)
December 1, 1993
 to February 28,
 1994................     10,140,455       9,877,648        0.16         (7,298,603)       (0.12)        2,579,045         0.04
March 1, 1994
 to May 31, 1994.....     15,014,110       9,888,181        0.16        (14,937,318)       (0.25)       (5,049,137)       (0.09)
June 1, 1994
 to August 31,
 1994................     12,394,336       9,144,393        0.15           (637,576)       (0.01)        8,506,817         0.14
September 1, 1994
 to November 30,
 1994................     14,165,751      10,682,955        0.18        (10,524,270)       (0.18)          158,685         0.00
December 1, 1994
 to February 28,
 1995................     13,167,352       9,172,057        0.15          8,349,257         0.14        17,521,314         0.29
March 1, 1995
 to May 31, 1995.....     13,431,319       8,668,837        0.14          9,297,643         0.16        17,966,480         0.30
June 1, 1995
 to August 31,

 1995................     12,853,355       8,557,537        0.14         (8,569,766)       (0.14)          (12,229)        0.00
September 1, 1995
 to November 30,
 1995................     12,020,041       8,106,647        0.13        (13,910,970)       (0.23)       (5,804,323)       (0.10)
December 1, 1995
 to February 29,
 1996................     11,731,996       7,886,509        0.13        (15,932,505)       (0.26)       (8,045,996)       (0.13)
March 1, 1996
 to May 31, 1996.....     11,065,744       7,161,443        0.12        (26,245,518)       (0.43)      (19,084,075)       (0.31)
June 1, 1996
 to August 31,
 1996................      9,791,767       6,758,343        0.12            693,486         0.01         7,451,829         0.13
September 1, 1996
 to November 30,
 1996................      9,649,898       6,468,216        0.12          4,257,800         0.07        10,726,016         0.19
December 1, 1996
 to February 28,
 1997................      9,238,184       6,186,623        0.11         (2,227,627)       (0.05)        3,958,996         0.06
March 1, 1997
 to May 31, 1997.....      9,397,642       5,818,640        0.10           (794,718)       (0.02)        5,023,922         0.08


                            DIVIDENDS AND
                            DISTRIBUTIONS           SHARE PRICE
                       ------------------------     ------------
QUARTERLY PERIOD         AMOUNT       PER SHARE     HIGH     LOW
---------------------
November 2, 1992**
 to November 30,
 1992................  $        --      $  --       $10 1/8  $10
December 1, 1992
 to February 28,
 1993................   10,600,781      0.175        10 1/8    9 1/2
March 1, 1993
 to May 31, 1993.....   10,600,781      0.175        10 1/8    9 1/2
June 1, 1993
 to August 31,
 1993................   10,600,780      0.175         9 1/2    9 1/4
September 1, 1993
 to November 30,
 1993................    9,594,648      0.158         8 3/4    8
December 1, 1993
 to February 28,
 1994................    9,091,549      0.149         8 1/8    7 3/4
March 1, 1994
 to May 31, 1994.....    9,087,328      0.150         7 3/4    7 3/8
June 1, 1994
 to August 31,
 1994................    9,085,234      0.150         8        7 3/8
September 1, 1994
 to November 30,
 1994................    9,084,555      0.150         7 7/8    7

December 1, 1994
 to February 28,
 1995................    8,578,218      0.140         7 1/2    7
March 1, 1995
 to May 31, 1995.....    8,325,701      0.140         8        7 3/8
June 1, 1995
 to August 31,
 1995................    7,568,798      0.125         8 1/8    7 1/2
September 1, 1995
 to November 30,
 1995................    7,190,273      0.119         7 3/4    7 1/8
December 1, 1995
 to February 29,
 1996................    7,190,289      0.119         7 5/8    7 1/8
March 1, 1996
 to May 31, 1996.....    7,190,272      0.119         7 3/8    6 3/4
June 1, 1996
 to August 31,
 1996................    6,784,459      0.112         7 1/8    6 3/4
September 1, 1996
 to November 30,
 1996................    5,797,010      0.100         7 1/4    6 7/8
December 1, 1996
 to February 28,
 1997................    5,717,490      0.100         7 1/4    7
March 1, 1997
 to May 31, 1997.....    5,699,741      0.100         7 1/4    7 1/8

 * Excludes net effect of shares repurchased.
** Commencement of investment operations.

--------------------------------------------------------------------------------

INVESTMENT ADVISOR AND ADMINISTRATOR

HYPERION CAPITAL MANAGEMENT, INC.
One Liberty Plaza
165 Broadway, 36th Floor
New York, New York 10006-1404
FOR GENERAL INFORMATION ABOUT THE TRUST:
(800) HYPERION

TRANSFER AGENT

BOSTON EQUISERVE L.P.
Investor Relations Department
P.O. Box 8200
Boston, Massachusetts 02266-8200
FOR SHAREHOLDER SERVICES:
(800) 426-5523

CUSTODIAN


STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02116

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL

GIBSON DUNN & CRUTCHER LLP
1050 Connecticut Avenue, N.W., 9th Floor
Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.

--------------------------------------------------------------------------------

                           DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the 'Plan') is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Bank and Trust Company (the 'Plan Agent') in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

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OFFICERS & DIRECTORS

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Kenneth C. Weiss
Chairman

Lewis S. Ranieri
Director

Garth Marston*
Director

Rodman L. Drake*
Director

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*

Director

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

Patricia A. Botta
Vice President

Joseph W. Sullivan
Treasurer

* Audit Committee Members

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                                    [LOGO]

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This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

                         HYPERION 1997 TERM TRUST, INC.
                               One Liberty Plaza
                            165 Broadway, 36th Floor
                            New York, NY 10006-1404





                                ANNUAL REPORT

                                 MAY 31, 1997